UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2023

American Woodmark Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

561 Shady Elm Road,	Winchester,	Virginia	22602
(Address of principal executive offices			(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock (no par value)	AMWD	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

American Woodmark Corporation

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(e) Effective September 5, 2023, the Compensation and Social Principles Committee (the “Committee”) of the Board of Directors of American Woodmark Corporation (the “Company”) awarded supplemental long term incentive awards under the American Woodmark Corporation 2023 Stock Incentive Plan. The awards consisted of a combination of (i) performance-based stock options (“Performance-Based Options”), and (ii) performance-based restricted stock units (“RSUs”). Both the Performance-Based Options and the RSUs are subject to (x) performance conditions related to a three-year cumulative Adjusted EBITDA target through April 30, 2026 (the “Target”) determined by the Committee, and (y) such executive’s continued employment through September 5, 2026. Assuming continued employment, the Performance-Based Options and RSUs both vest completely if the Target is achieved, but both will be completely forfeited if the Target is not achieved. If the Target is achieved, the Performance-Based Options will expire ten years from the grant date. The Performance-Based Options have an exercise price equal to the closing stock price on the date of grant.

The awards made to the Company’s named executive officers are as follows:

Name	Title	Number of Performance-Based Options	Number of RSUs
M. Scott Culbreth	President and CEO	20,520	6,840
Paul Joachimczyk	SVP and CFO	10,260	3,420
Robert J. Adams, Jr.	SVP, Manufacturing and Technical Operations	10,260	3,420
The form of grant letter used in connection with the grant of the Performance-Based Options and RSUs contains other important terms and conditions of these awards and is filed herewith as Exhibit 10.1. The terms set forth therein are hereby incorporated by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit 10.1    Form of Grant Letter used in connection with the grant of a supplemental long-term incentive award effective September 5, 2023 under the American Woodmark Corporation 2023 Stock Incentive Plan (filed herewith).

Exhibit 104    Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION
(Registrant)

/s/ PAUL JOACHIMCZYK	/s/ M. SCOTT CULBRETH

Paul Joachimczyk	M. Scott Culbreth
Senior Vice President and Chief Financial Officer	President & Chief Executive Officer

Date: September 6, 2023	Date: September 6, 2023
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer